UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2020 (August 5, 2020)

AVALON HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-14105	34-1863889
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

One American Way, Warren, Ohio 44484

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (330) 856-8800

(Former name and address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	AWX	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement

On August 5, 2020 Avalon Holdings Corporation and certain wholly owned subsidiaries amended its existing Promissory Note Agreement (“The Line of Credit Agreement”) dated May 31, 2018, as previously amended on June 17, 2019 with Premier Bank (formerly known as Home Savings Bank) (the “Lender”). The amendment extends the maturity date of May 31, 2021 to July 31, 2022.

The forgoing description of the Line of Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Line of Credit Agreement, which is filed with this report as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and is incorporated herein by reference.

The other material terms of the Line of Credit Agreement, dated May 31, 2018, and amendment on June 17, 2019, with the Lender are described in the Current Reports on Form 8-K filed with the Securities and Exchange Commission on May 31, 2018 and June 18, 2019, respectively, of which are incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

10.1      Business Loan Agreement (Asset Based), dated as of August 5, 2020 between Avalon Holdings Corporation and certain wholly owned subsidiaries, as borrowers, and Premier Bank formerly known as Home Savings Bank, as lender.

10.2      Promissory Note, dated as of August 5, 2020 between Avalon Holdings Corporation and certain wholly owned subsidiaries, as borrowers, and Premier Bank formerly known as Home Savings Bank, as lender.

10.3      Commercial Security Agreement, dated as of August 5, 2020 between Avalon Holdings Corporation and certain wholly owned subsidiaries, as borrowers, American Landfill Management, Inc., as grantor, and Premier Bank formerly known as Home Savings Bank, as lender.

10.4      Commercial Security Agreement, dated as of August 5, 2020 between Avalon Holdings Corporation and certain wholly owned subsidiaries, as borrowers, American Waste NJ L.L.C., as grantor, and Premier Bank formerly known as Home Savings Bank, as lender.

10.5      Commercial Security Agreement, dated as of August 5, 2020 between Avalon Holdings Corporation and certain wholly owned subsidiaries, as borrowers, American Waste Management Services, Inc., as grantor, and Premier Bank formerly known as Home Savings Bank, as lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON HOLDINGS CORPORATION (Registrant)

DATED: August 6, 2020		/s/ Bryan P. Saksa
	By:	Bryan P. Saksa
Chief Financial Officer and Treasurer